CleanSpark Reports First Quarter FY2024 Financial Results

FY2024 First Quarter Revenue of $73.8 million, net income of $25.9 million and Adjusted EBITDA of $69.1 million

Revenue grows 165% year over year

Current hashrate surpasses 12.5 EH/s

LAS VEGAS—CleanSpark, Inc. (Nasdaq: CLSK) (the "Company"), America's Bitcoin Miner™, today reported financial results for the three months ended December 31, 2023.

“This quarter's performance is a powerful reminder of what we're capable of when we channel our collective efforts towards a common goal. Importantly, it sets the stage for what's to come,” said Chief Executive Officer Zach Bradford. “In a single quarter we have covered nearly half the distance to reach our total revenue from last year. We beat all consensus estimates across the board, including revenue, EPS, and profitability. This achievement is not just a number—it's a reflection of our growing efficiency, our strategic acquisitions, and our deep commitment to smart growth. It underscores our position as leaders in the bitcoin mining industry and fortifies the trust our investors place in us. As we move forward, our eyes are set on harnessing our momentum to further accelerate our growth and continue delivering unmatched value to our stakeholders as we work to execute on our commitment of 20 exahashes per second in the first half of this year.”

“We’ve frequently emphasized the three efficiencies that we believe are imperative to our continued success, efficiency of our equipment fleet, efficiency of our facilities, and efficient use of capital. The results this quarter are the culmination of that focus,” said Chief Financial Officer Gary A. Vecchiarelli. “To present these results, to have demonstrated exponential growth, and to have secured our path to 50 exahashes per second while exceeding all market expectations is proof that the CleanSpark Way is working. I’m extremely proud of the growth that we’ve accomplished as a team. We’re well positioned for the halving, and we have the liquidity and balance sheet strength to enable us to continue to not only survive, but to thrive into the halving and beyond.”

Q1 Financial Highlights

Financial Results for the Three Months Ended December 31, 2023

•
The Company increased its quarterly revenues to $73.8 million, an increase of $46.0 million, or 165% from $27.8 million for the same prior year period.
•
Net income for the three months ended December 31, 2023, was $25.9 million or $0.14 basic income per share compared to a loss of ($29.0) million or ($0.46) loss per share for the same prior year period.
•
Adjusted EBITDA increased to $69.1 million, reversing from ($2.0) million in the same prior year period.

Balance Sheet Highlights as of December 31, 2023

Assets

•
Cash: $48.5 million
•
Bitcoin: $127.0 million
•
Total Current assets: $181.7 million
•
Total Mining assets (including prepaid deposits & deployed miners): $484.0 million
•
Total Assets: $862.7 million

Liabilities and Stockholders' Equity

•
Current Liabilities: $42.4 million
•
Total Liabilities: $52.2 million
•
Total Stockholders' Equity: $810.6 million

The Company had working capital of $139.3 million and $14.5 million of debt as of December 31, 2023.

Investor Conference Call and Webcast

The Company will hold its first quarter FY2024 earnings presentation and business update for investors and analysts today, February 8, 2024, at 1:30p.m. PT / 4:30p.m. ET.

Webcast URL: https://investors.cleanspark.com

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (Nasdaq: CLSK) is America’s Bitcoin Miner™. We own and operate data centers that primarily run on low-carbon power. Our infrastructure responsibly supports Bitcoin, the world’s most important digital commodity and an essential tool for financial independence and inclusion. We cultivate trust and transparency among our employees and the communities we operate in. Visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends,"

"targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the Company achieving growth or increasing growth rates; the Company achieving 20 EH/s growth targets and when growth targets will be reached; the Company achieving 50 EH/s growth targets and when growth targets will be reached; the risk that the electrical power available to our facilities decreases or does not increase as expected; the risk that electrical power price increases; the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2023, and any subsequent filings with the SEC. Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Non-GAAP Measure

The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States("GAAP"). The Company's non-GAAP "Adjusted EBITDA" excludes (i) impacts of interest, taxes, and depreciation; (ii) the Company's share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of the Company's general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets (including goodwill); (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company's ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to the Company's future business activities; and (viii) severance expenses. The Company previously excluded non-cash impairment losses related to digital assets and realized gains and losses on sales of bitcoin from our calculation of adjusted

EBITDA, but has determined such items are part of the Company's normal ongoing operations and will no longer be excluding them from our calculation of adjusted EBITDA.

We have not excluded our net gain on fair value of bitcoin ($36,041 in the quarter ended December 31, 2023), which we now record in our statement of operations, as provided for in ASC 350-60 and as discussed elsewhere in our Form 10-Q.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company's core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing the Company's performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate our bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate the Company's bitcoin related revenue.

The Company's adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in the Company's industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in the Company's Consolidated Financial Statements, which have been prepared in accordance with GAAP.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

($ in thousands, except par value and share amounts)

	December 31, 2023	September 30, 2023
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents, including restricted cash	$48,458	$29,215
Accounts receivable, net	—	5
Inventory	732	809
Prepaid expense and other current assets	2,971	12,034
Bitcoin (See Note 2 and Note 5)	126,951	56,241
Derivative investment asset	1,454	2,697
Investment in debt security, AFS, at fair value	755	726
Current assets held for sale	384	445
Total current assets	$181,705	$102,172

Property and equipment, net	$637,481	$564,395
Operating lease right of use asset	647	688
Intangible assets, net	4,089	4,603
Deposits on miners and mining equipment	25,048	75,959
Other long-term asset	5,718	5,718
Goodwill	8,043	8,043
Total assets	$862,731	$761,578

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$33,415	$65,577
Current portion of operating lease liability	176	181
Current portion of finance lease liability	96	130
Current portion of long-term loans payable	7,421	6,992
Dividends payable	579	—
Current liabilities held for sale	706	1,175
Total current liabilities	$42,393	$74,055
Long-term liabilities
Operating lease liability, net of current portion	474	519
Finance lease liability, net of current portion	—	9
Loans payable, net of current portion	7,047	8,911
Deferred income taxes	2,256	857
Total liabilities	$52,170	$84,351

Stockholders' equity
Common stock; $0.001 par value; 300,000,000 shares authorized; 185,554,611 and 160,184,921 shares issued and outstanding, respectively	186	160
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 and 1,750,000 issued and outstanding, respectively	2	2
Additional paid-in capital	1,113,248	1,009,482
Accumulated other comprehensive income	255	226
Accumulated deficit	(303,130)	(332,643)
Total stockholders' equity	810,561	677,227

Total liabilities and stockholders' equity	$862,731	$761,578

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended
	December 31, 2023	December 31, 2022
Revenues, net
Bitcoin mining revenue, net	$73,786	$27,746
Other services revenue	—	73
Total revenues, net	$73,786	$27,819

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	28,896	20,416
Professional fees	1,572	2,831
Payroll expenses	15,321	9,802
General and administrative expenses	5,003	3,724
Loss on disposal of assets	677	—
Gain on fair value of bitcoin, net (see Note 2 and Note 5)	(36,041)	—
Other impairment expense (related to bitcoin)	—	83
Realized loss on sale of bitcoin	—	517
Depreciation and amortization	29,847	19,329
Total costs and expenses	$45,275	$56,702

Income (loss) from operations	28,511	(28,883)

Other income (expense)
Change in fair value of contingent consideration	—	485
Unrealized loss on derivative security	(1,243)	(1,271)
Interest income	586	70
Interest expense	(546)	(889)
Total other (expense) income	$(1,203)	$(1,605)

Income (loss) before income tax expense	27,308	(30,488)
Income tax expense	1,399	—
Income (loss) from continuing operations	$25,909	$(30,488)

Discontinued operations
Income from discontinued operations	$—	$1,457
Income tax expense	—	—
Income on discontinued operations	$—	$1,457

Net income (loss)	$25,909	$(29,031)

Preferred stock dividends	579	—

Net income (loss) attributable to common shareholders	$25,330	$(29,031)

Other comprehensive income	29	29

Total comprehensive income (loss) attributable to common shareholders	$25,359	$(29,002)

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (Continued)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended
	December 31, 2023	December 31, 2022
Income (loss) from continuing operations per common share - basic	$0.14	$(0.46)

Weighted average common shares outstanding - basic	178,809,264	66,395,174

Income (loss) from continuing operations per common share - diluted	$0.14	$(0.46)

Weighted average common shares outstanding - diluted	180,783,535	66,395,174

Income (loss) on discontinued operations per common share - basic	$-	$0.02

Weighted average common shares outstanding - basic	178,809,264	66,395,174

Income (loss) on discontinued operations per common share - diluted	$-	$0.02

Weighted average common shares outstanding - diluted	180,783,535	67,400,334

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(Unaudited, in thousands)

	Three Months Ended December 31,
	2023	2022
Net income (loss)	$25,909	$(29,031)
Adjustments:
Loss on discontinued operations	$—	$(1,457)
Depreciation and amortization	29,847	19,329
Share-based compensation expense	9,953	5,878
Change in fair value of contingent consideration	—	(485)
Unrealized loss on derivative security	1,243	1,271
Interest income	(586)	(70)
Interest expense	546	889
Loss on disposal of assets	677	—
Income tax expense	1,399	—
Other[2]	102	1,705
Total Adjusted EBITDA	$69,090	$(1,971)

We have not excluded our net gain on fair value of bitcoin ($36,041 in the quarter ended December 31, 2023), which we now record in our statement of operations, as provided for in ASC 350-60 and as discussed elsewhere in our Form 10-Q.

2 Includes legal fees related to litigation & settlement related expenses, financing & business development transactions

Investor Relations Contact
Brittany Moore
702-989-7693
ir@cleanspark.com

Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com